Exhibit 99.1

OceanFirst

OceanFirst Financial Corp.

Investor Presentation

September 2019

Forward Looking Statements

OCEANFIRST

In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will," "should," "may," "view," "opportunity," "potential," or similar expressions or expressions of confidence. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, general economic conditions, levels of unemployment in the Bank's lending area, real estate market values in the Bank's lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area, accounting principles and guidelines and the Bank's ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About OceanFirst Financial Corp.

INVESTOR PRESENTATION

OceanFirst Financial Corp.

OceanFirst

- NASDAQ: OCFC
- Market Cap: $1.1 billion [1]
- Bank Holding Company with National Bank Subsidiary
- Founded in 1902
- Asset Value of $8.0 billion [2]
- 57 Full-Service Branches in Central and Southern New Jersey [3]


New York
Hunterdon
Middlesex
Mercer
Monmouth
Philadelphia
Ocean
Burlington
Camden
Gloucester
Atlantic
Cumberland
Cape May
Headquarters
OceanFirst Bank Branches
OceanFirst Bank Loan Offices

[1] As of August 23, 2019
[2] As of June 30, 2019
[3] As of July 31, 2019

Investment Thesis

OCEANFIRST

- **Low-Cost and Durable Deposit Base**
  - Cost of deposits is one of the lowest in the state of New Jersey at 62 basis points, increasing slowly in response to rising rate environment
- **Strength of Assets**
  - Strong and diversified balance sheet underpins flexibility to grow the business
- **Digital Innovation**
  - Investing in direct banking and cyber security initiatives to stay current with leading industry practices
- **Disciplined and Strategic M&A**
  - Acquired attractive and underappreciated assets in exurban markets at favorable prices
- **Bench Strength**
  - Deep banking, regulatory, M&A, and integration experience
- **Conservative Risk Culture**
  - Commitment to management of credit, interest rate and regulatory / compliance risk
- **Insider Ownership**
  - Substantial insider ownership aligned with shareholder interest

Commitment to Execution

OCEANFIRST

Our Recent Accomplishments...

- Five Acquisitions Closed in Four Years
- Announced Merger Agreements with Two River Bancorp (NASDAQ: TRCB) & Country Bank Holding Company Inc. (OTC PINK: CYHC) on August 9, 2019
- Consolidated 39 Branches in the Last Three Years with Nominal Deposit Losses, while Realizing Substantial Cost Savings
- Building a "Digital Culture" Throughout the Bank
- Strong Total Shareholder Return

...Lead to Our Path Forward

- Local to Regional Scale
- Increased Investment in Direct Banking & Digital Engagement
- Maximizing Real Estate to Anticipate the Evolving Needs of our Employees and Customers
- Further Loan Portfolio Diversification: Sector, Industry, Geography and Vintage

Overview of Two River Bancorp

- $1.2 billion asset commercial bank founded in 2000 serving consumers and businesses in Northern New Jersey
- 14 branch locations and 2 loan production offices in Monmouth, Ocean, Union and Essex Counties
- Operates a relationship-based community bank model with a focus on commercial lending

Two River Financial Highlights[1]			
Market Cap ($M)	$118	ROAA	1.06%
Total Assets ($M)	$1,154	ROAE	10.15%
Gross Loans ($M)	$953	NIM	3.53%
Total Deposits ($M)	$973	Efficiency Ratio	61.0%
TCE / TA	9.10%	Yield on Loans	4.92%
NPAs / Assets	0.37%	Cost of Deposits	1.15%
CRE Concentration	371%	Loans / Deposits	98.0%


New York
Edison
- TRCB Branches
- OCFC Branches

Source: SNL Financial.
[1]As of or for the quarter ended June 30, 2019. Market cap based on common stock price of $13.53 as of August 8, 2019.

Overview of Country Bank Holding Company, Inc.

OCEANFIRST

- Founded in 1988, Country Bank is a $783 million asset full-service commercial bank
- Network of five branches that spans from Midtown Manhattan to Scarsdale, NY
- Focus on small business, commercial real estate and multi-family commercial lending in New York City and Westchester County

Country Bank Financial Highlights[1]			
Market Cap ($M)	$71	ROAA	1.27%
Total Assets ($M)	$783	ROAE	15.08%
Gross Loans ($M)	$592	NIM	3.68%
Total Deposits ($M)	$650	Efficiency Ratio	55.9%
TCE / TA	8.62%	Yield on Loans	5.63%
NPAs / Assets	1.00%	Cost of Deposits	1.61%
CRE Concentration	414%	Loans / Deposits	91.2%


Stamford
White Plains
Yonkers
Paterson
Hicksville
Levittown
Newark
New York
Elizabeth
- CYHC Branches

Source: Company reports; SNL Financial.
[1]As of or for the quarter ended June 30, 2019. Market cap based on common stock price of $32,000.00 as of August 8, 2019.

Combined Highlights

OceanFirst

Strategically Compelling	• Acquisitions of two high-performing franchises
	  ◦ Two River ROAA and ROATCE of 1.06% and 12.0%, respectively[1]
	  ◦ Country Bank ROAA and ROATCE of 1.27% and 15.1%, respectively[1]
	• Positioned to cross $10B asset threshold
	• Natural extension of branch footprint into attractive markets
	• Enhances NYC market lending initiative
	• Potential for significant efficiencies through infrastructure optimization and branch consolidation

Financially Attractive	• 8% accretive to 2021 estimated earnings (first full year of fully phased-in synergies) • Tangible book value per common share dilution of 5% at closing with an earnback of less than 4 years using the cross-over method[2] • Accretive to ROAA, ROAE and ROATCE • Enhanced operating scale
Low Risk Transactions	• Comparable community banking cultures operating in known markets • Leverages OceanFirst's significant integration expertise ◦ Since 2015, OceanFirst has successfully integrated and met financial targets for 5 whole bank acquisitions

[1] For the quarter ended June 30, 2019.

[2] Calculated as time period at which the OceanFirst pro forma tangible book value per share equals OceanFirst's projected stand-alone tangible book value per share.

Our Business

Second Quarter 2019 Highlights

OCEANFIRST

Financial Highlights

- Core Net Income of $26.0 million
  - Up 16% y/y
- Core Diluted EPS of $0.51
  - Up 11% y/y
- Net Interest Margin of 3.66%
  - Down 7 basis points y/y
- Strong Core ROA of 1.29% and Core ROTE of 14.14%
- Record loan pipeline of $297.8 million at June 30, 2019 with substantial contributions from metropolitan New York City and greater Philadelphia markets

Operational Highlights

- Acquisition of Capital Bank of New Jersey (Capital Bank) completed on January 31, 2019 with full integration completed in Q2 2019
- New LPOs in Philadelphia and New York City with Susanne Svizeny hired as Greater Philadelphia Regional President
- Branch consolidation
  - 6 completed YTD; 1 additional planned in Q3 2019
- Core deposits [1] represent 85% of total deposits, an effective hedge against rising interest rates, with cost of deposits of only 62 bps

[1] All deposits except certificates of deposit

Net Interest Margin

Operational Highlights

- Cost of deposits increased only 5 bps from 1Q19 to 2Q19
- Non-interest bearing deposits are 21% of average balance of total deposits [1]
- Balanced interest rate risk position


Net Interest Margin 2
Percentage
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.72
3.45
2.40
2013
2014
2015
2016
2017
2018
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Fed Funds Effective Rate
OceanFirst Bank
Peer Average

[1] Based on average balances for the three months ended June 30, 2019
[2] Source: Bank Reg Data

Effective Interest Rate Risk Management

Duration


All asset categories managed with limited duration
Years
5.0
4.0
3.0
2.0
1.0
0.0
Securities
Mortgage Loans
Consumer Loans
Commercial Loans
Total Assets (Weighted Average)
FHLB Term Borrowings
Time Deposits

Rate Characteristics


100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
Mortgage Loans
Consumer Loans
Commercial Loans (CRE & C&I)
Securities
Total Assets (Weighted Average)
Borrowings 1
Deposits
Adjustable/Floating
Fixed
Core Deposits, Administered

At June 30, 2019

[1] Includes overnight advances

Deposit Growth with Branch Consolidation


Total Deposits Per Branch
Total Deposits ($ Millions)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
125
100
75
50
25
0
Average Deposits Per Branch ($ Millions)
2014*
2015*
2016*
2017*
2018*
2019**
Total Deposits
Average Deposits Per Branch

*As of December 31,
** As of June 30,

Strength and Durability of Low-Cost Deposit Position

- Target average branch size above $100 million
- Cost of deposits increased 34 bps over the past two years, a deposit beta of 27% in relation to the change in the target Federal Funds rate from June 2017 to June 2019

Loan Composition Emphasizes Commercial

Total Loans Outstanding


2015*
2016*
2017*
2018*
2019**
Consumer
Commercial
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
(in millions)
Residential
Home Equity & Consumer
Investor CRE
Owner Occupied CRE
C&I Loans

Loans by Customer Segment – 2019**


44%
56%
Commercial
Consumer

*As of December 31,
**As of June 30,

Conservative CRE Portfolio Reflects Strategic Execution


CRE to Total Risk Based Capital
0
100
200
300
400
500
600
700
800
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
OCFC
Peer 10
Peer 11
Peer 12
Peer Group Average
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21
Peer 22
Capacity to grow Investor CRE by $354 million while remaining under 300%
255 → OceanFirst Actual
328 → Peer Group Average

Domestic CRE Loans (Construction, Multifamily & Other Nonfarm Non-residential) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC. Peers include: BHLB, BPFH, BRKL, CBU, CUBI, DCOM, EBSB, EGBN, FCF, FFIC, INDB, LBAI, NBTB, NWBI, PFS, SASR, STBA, TMP, TOWN, UBNK, WSBC and WSFS. Source: BankRegData.com
As of March 31, 2019

Generating Consistent & Attractive Returns


16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Return on Tangible Common Equity
1.50%
1.35%
1.20%
1.05%
0.90%
0.75%
0.60%
0.45%
0.30%
0.15%
0.00%
Return on Assets
2015
2016 1
2017 1
2018 1
2019 1, 2
Core Return on Tangible Common Equity
Core Return on Assets

- Continued focus on improving efficiencies through acquisition synergies and branch consolidations

[1] For 2015, 2016, 2017, 2018 and 2019, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017, 2018 and 2019, also excludes the effect of branch consolidation expense. For 2017 and 2018, also excludes the effect of additional income tax expense (benefit) related to the Tax Cuts and Jobs Act. For 2019, also excludes the effect of compensation expense due to the retirement of an executive officer.

[2] For 2019, Q2 results are annualized.

Credit Metrics Reflect Conservative Culture

OCEANFIRST

Non-Performing Loans by Source *(Percent of Loans Receivable)*

NET CHARGE-OFFS	2015	2016	2017	2018	YTD 2019
	0.07%	0.15%	0.10%	0.05%	0.05% (Annualized)


Non-Performing Loans as Percent of Total Loans Receivable
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.91%
0.35%
0.52%
0.31%
0.30%
2015
2016
2017
2018
YTD 2019
Residential
Consumer
Commercial Real Estate
Commercial & Industrial

OceanFirst

Our Strategy

Asset Growth Supplemented by Strategic M&A

OCEANFIRST

Opportunistic Acquisitions of Local Community Banks

Target	Closing Date	Transaction Value	Total Assets
Colonial American Bank	July 31, 2015	~$ 12 million	$ 142 million
Cape Bancorp	May 2, 2016	~$196 million	$1,518 million
Ocean Shore Holding Co.	November 30, 2016	~$146 million	$1,097 million
Sun Bancorp, Inc.	January 31, 2018	~$475 million	$2,044 million
Capital Bank of New Jersey	January 31, 2019	~$77 million	$495 million
Two River Bancorp	Expected Q1 2020	~$183 million	$1,200 million
Country Bank Holding Company Inc.	Expected Q1 2020	~$102 million	$783 million
Weighted average[(1)]: Price/Tangible Book Value 158%; Core Deposit Premium 9.0%			

[(1)] At time of announcement.

New Jersey Expansion Opportunities

- New Jersey is an attractive market [1]
  - Statewide Total Population of 8.9 million
  - Most densely populated state
  - 11th most populous state
  - Median household income of $72,000
- Significant opportunities for acquisitions to build customer base
- Support expansion in Metropolitan Philadelphia and Metropolitan New York


Hunterdon
New York
Middlesex
Mercer
Monmouth
Philadelphia
Ocean
Burlington
Camden
Gloucester
Atlantic
Cumberland
Cape May

Population of 4.3 million with deposits of $130 billion

- Headquarters
- OceanFirst Bank Branches
- OceanFirst Bank Loan Offices

[1] US Census Bureau

Regional Opportunities for M&A


Sullivan
Lackawanna
Wayne
Pike
Luzerne
Columbia
Monroe
Carbon
Northampton
Schuylkill
EASTERN PA
Lehigh
Berks
Lebanon
Bucks
Montgomery
Lancaster
Chester
Delaware
NORTHERN NJ
Hunterdon
Middlesex
Mercer
Monmouth
CENTRAL NJ
Burlington
Ocean
Camden
Gloucester
Salem
SOUTHERN NJ
Atlantic
Cumberland
Cape May
Westchester
New York
Nassau
Suffolk
SOUTHERN NY
Headquarters
OceanFirst Bank Branches
OceanFirst Bank Loan Offices

Philadelphia Area

- 4 Banks with Assets Between $400M and $1B
- 11 Banks with Assets Between $1B and $10B

New York City Metro Area

- 6 Banks with Assets Between $400M and $1B
- 6 Banks with Assets Between $1B and $10B

New Jersey

- 15 Banks with Assets Between $400M and $1B
- 19 Banks with Assets Between $1B and $10B

Regional banking data as of June 30, 2018
Source: FDIC

Data Driven Digital Strategy

OCEANFIRST

Mobile Apps
90-Day Active
Up 27% y/y

Online Banking
90-Day Active
Up 12% y/y

Mobile Deposits
Up 27% y/y

Monthly Bills
Paid Digitally
Up 4% y/y

561 Certified Digital Bankers

Proprietary program training branch & care center staff to support customers' use & adoption of digital services.

Digital Services

- Online Banking, Mobile & Tablet Apps
- Biometric ID verification
- Remote Check Deposit
- Bill Pay
- Pop Money (P2P)
- Money Management (PFM)
- Online Account Opening
- eWallets: Apple, Samsung & Google
- Digital Loyalty Programs
- Card Valet Fraud Mitigation
- Extended Hours Video Banking

- **Delivering results that are measurable, repeatable, and scalable, which:**
  - Increase customer retention
  - Increase share of wallet
  - Reduce cost to serve
  - Anticipate and support evolving customer needs

Data as of June 30, 2019

Organic Digital Banking Initiatives

nest egg at OceanFirst

- Hybrid robo-advisor product offered by our partner RIA, NestEgg
- Replaced prior third-party broker/dealer investment sales program
- Promotion began in January, 2019
- Branch training complete, hardware installed, sales underway
- Conversion of existing broker/dealer accounts complete
- $11.9 million assets under management as of July 31, 2019

AmiGo by OceanFirst Bank

- Spending (checking) account designed for digitally focused customers
- Features aligned with Best-In-Class
- Branded with fun, timely, and hip advertising campaign
- GeoTargeting inside/contiguous to OceanFirst footprint
- Digital marketing campaign launched in December, 2018

Treasury Management Services

OCEANFIRST

Accounts[1]
Over 12,000

Balances[1]
Over $2.4 billion

Early Adopter

Introduced Cash Management Services in 1996, growing relationships annually. Includes Dedicated Client Services and Sales Team. 2019 Treasury relationships have expanded by 20% over 2018.

Future Enhancements

Over $500k investment in enhancing our Online banking solution to be available in 2Q 2020.

Treasury Management Solutions:

- ACH Origination, Receipts, Addenda Reporting and Debit Blocking
- Accept Multiple Forms of Payment
- Account Analysis Statements
- Business Online Banking
- Coin & Currency ordering
- Convert Paper to Electronic
- Electronic Receivables
- Escrow
- Foreign Wire
- Initiate ACH and Wires Online
- Lockbox
- Merchant
- Onsite Deposit
- Payroll
- Positive Pay
- Zero Balance Accounts

[1] Data as of June 30, 2019

Protecting Our Clients with Cyber Security



- Remains current with evolving industry-wide standards
- Real-time analytical tools in place for fraud protection and firewall security
- Use of top tier, neural-based, real-time debit card fraud analytics
- Qualified, certified senior InfoSec personnel, backed up by:
  - Ongoing significant investments in technology, education and training
  - Board of Directors with cyber security focus and expertise

Strategic Capital Allocation Generates Shareholder Returns


Returned Capital to Shareholders
Annual Return of Capital ($ Millions)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2014
2015
2016
2017
2018
2019
Annualized
Cash Dividends
Share Repurchases

Total Cash Returned to Shareholders:
$131.5 million

- Stable & competitive dividend
  - 90th consecutive quarter
  - Historical Payout Ratio of 30% to 40%
- Repurchased 309,167 shares YTD 2019; 986,000 shares remain available for repurchase
- Strategic acquisitions in critical new markets
- Total Shareholder Return December 31, 2012 to June 30, 2019 of 116%; CAGR 13%

An Experienced Management Team

Executive	Title	Years at OceanFirst	Selected Experience
Christopher D. Maher	Chairman, President, Chief Executive Officer	6	Patriot National Bancorp Dime Community Bancshares
Joseph J. Lebel III	Executive Vice President, Chief Operating Officer	13	Wachovia Bank N.A. First Fidelity
Michael J. Fitzpatrick	Executive Vice President, Chief Financial Officer	27	KPMG
Steven J. Tsimbinos	Executive Vice President, General Counsel	9	Thacher Proffit & Wood Lowenstein Sandler PC
Grace M. Vallacchi	Executive Vice President, Chief Risk Officer	2	Office of the Comptroller of the Currency First Union
Michele Estep	Executive Vice President, Chief Administrative Officer	1	Sun National Bancorp Key Bank

- **Substantial insider ownership of 9%, including Directors and Executive Officers, ESOP and OceanFirst Foundation.**

OceanFirst Foundation: Serving Our Communities


2017
Dollars

- Over $39 million has been granted to organizations serving OceanFirst's market
- Provided $500,000 in grants dedicated to assisting our neighbors after Superstorm Sandy devastated the Jersey Shore in 2012
- First foundation established in the country during a mutual conversion to IPO (July 1996)
- Completed merger of Cape Foundation into OceanFirst Foundation in 2016 and merger of Ocean City Home Foundation in 2017
- OceanFirst Foundation has assets of $30 million

OCEANFIRST

Investment Thesis

OceanFirst

- **Low-Cost and Durable Deposit Base**
  - Cost of deposits is one of the lowest in the state of New Jersey at 62 basis points, increasing slowly in response to rising rate environment
- **Strength of Assets**
  - Strong and diversified balance sheet underpins flexibility to grow the business
- **Digital Innovation**
  - Investing in direct banking and cyber security initiatives to stay current with leading industry practices
- **Disciplined and Strategic M&A**
  - Acquired attractive and underappreciated assets in exurban markets at favorable prices
- **Bench Strength**
  - Deep banking, regulatory, M&A, and integration experience
- **Conservative Risk Culture**
  - Commitment to management of credit, interest rate and regulatory / compliance risk
- **Insider Ownership**
  - Substantial insider ownership aligned with shareholder interest

Investor Relations Inquiries

Jill A. Hewitt
Senior Vice President, Director of Investor Relations & Corporate Communications
jhewitt@oceanfirst.com
(732) 240-4500, ext. 7513

Appendix

Colonial American Bank Acquisition

- 100% Stock deal, valued at $11.9 million
- In-Market acquisition supports growth objective in towns of Middletown and Shrewsbury, NJ
- Favorable financial terms (adjusted for DTA realization of $2.3 million) [1]
  - Price/Tangible Book Value of 104%
    - Transaction neutral to OCFC book value
  - Price/Core Deposit Premium of 0.4%
- Modest execution risk with conservative assumptions
  - Expected cost saves of 35%, fully realized in 2016
  - Gross credit mark of $2.9 million, 2.4% of loans
- Effective execution (2015)
  - Announcement – February 25
  - Regulatory Approvals - June 17 (68 days following application)
  - Shareholder Approval - July 9
  - Closing – July 31
  - Systems Integration – October 17 (72 days following legal closing)


Middlesex
Mercer
Monmouth
Burlington
Ocean
Supports Retail Expansion in High Value Communities
Headquarters
OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office
Colonial American Retail Branches

[1] At time of announcement.

Cape Bancorp Acquisition

- 85% stock and 15% cash, valued at $196 million
- Favorable financial terms [1]
  - Price/Tangible Book Value of 139%
  - Price/Core Deposit Premium of 4.4%
  - Expected accretion to GAAP EPS of 17% in 2017
  - Expected tangible book value dilution of 7.2%, projected earnback of approximately 3.3 years using the cross-over method and 3.8 years on a simple tangible book value earnback calculation
- Modest execution risk with conservative assumptions
  - Expected cost saves of 33%, fully realized by end of 2016
  - Expected one-time, pre-tax transaction expenses of $15.5 million
  - Gross credit mark of $25.5 million, 2.3% of loans
- Effective execution (2016)
  - Announcement – January 5
  - Regulatory Approvals – March 28 (52 days following application)
  - Shareholder Approvals – April 25
  - Closing – May 2
  - Systems Integration – completed October 15


Hunterdon
New York
Middlesex
Mercer
Monmouth
Philadelphia
Ocean
Burlington
Gloucester
Camden
Salem
Atlantic
Cumberland
Cape May
Headquarters
OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office
Cape Bank Retail Branches and Commercial Loan Offices

OCEANFIRST

[1] At time of announcement.

Ocean Shore Holding Co. Acquisition

OCEANFIRST

- Reinforces OceanFirst as the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey
- 80% stock 20% cash, valued at $146 million
- Favorable financial terms[1]
  - Price/Tangible Book Value of 132%
  - Price/Core Deposit Premium of 4.9%
  - Expected accretion to GAAP EPS of over 5% in 2018
  - Expected tangible book value dilution of 3.1%, projected earnback of approximately 3.7 years using the cross-over method and 4.1 years on a simple tangible book value earnback calculation
- Modest execution risk with conservative assumptions
  - Expected cost saves of 53%, fully realized by end of 2017
  - Expected one-time, pre-tax transaction expenses of $19 million
  - Gross credit mark of $10.0 million, 1.25% of loans
- Effective execution
  - Announcement – July 13, 2016
  - Regulatory Approvals – October 27, 2016 (72 days following application)
  - Shareholder Approvals – November 22, 2016
  - Closing – November 30, 2016
  - Systems Integration – completed May 19, 2017


Ocean
Burlington
Atlantic
Cape May
OceanFirst Bank Branches
Ocean City Home Bank Branches

[1] At time of announcement.

Sun Bancorp, Inc. Acquisition

- Strengthens and expands OceanFirst franchise into more demographically attractive Central New Jersey, Philadelphia and New York city metro markets
- 85% stock and 15% cash, valued at $475 million
- Favorable financial terms [1]
  - Price/Tangible Book Value of 169%
  - Price/Core deposit premium of 12.7%
  - 2019E EPS accretion of 3.6% in addition to double digit accretion from Cape and Ocean Shore acquisitions
  - Earnback of approximately 3.5 years
- Effective Execution
  - Announcement – June 30, 2017
  - Regulatory Approvals
    - Federal Reserve Bank – October 17, 2017 *(48-days following application)*
    - Office of Comptroller – December 4, 2017 *(96-days following application)*
  - Shareholder Approvals – October 25, 2017
  - Closing – January 31, 2018
  - System Integration – completed June 9, 2018


New York
Hunterdon
Middlesex
Mercer
Monmouth
Philadelphia
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Cape May
Sun National Bank has 15 branches within 3 miles of an OceanFirst Bank branch
Headquarters
OceanFirst Bank Branches
Sun National Bank Branches
Loan Offices

OCEANFIRST

[1] At time of announcement.

Capital Bank of New Jersey Acquisition

OCEANFIRST

- Deepens OceanFirst's market position in Southern NJ and the greater metro Philadelphia area
- 100% stock, valued at $77 million
- Favorable financial terms [1]
  - Price/Tangible Book Value of 172%
  - Price/Core Deposit Premium of 8.1%
  - 2020E EPS accretion of 2.0%
- Effective Execution
  - Announcement – October 25, 2018
  - Regulatory Approvals – December 19, 2018
  - Shareholder Approvals – January 23, 2019
  - Closing – January 31, 2019
  - System Integration – completed June 1, 2019


New York
Hunterdon
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Cape May
Headquarters
OceanFirst Bank Branches
OceanFirst Bank Loan Offices
Capital Bank Branches
Capital Bank Loan Office

[1] At time of announcement.

OceanFirst Milestones – 117 Years of Growth

OCEANFIRST

- **1902** – Founded, Point Pleasant, NJ
- **1985** – Branch Expansion into Middlesex County
- **1996** – IPO to Mutual Depositors; Created OceanFirst Foundation; Established Commercial Lending
- **1999** – Branch Expansion into Monmouth County
- **2000** – Established Trust and Asset Management
- **2014** – OceanFirst Foundation Exceeds $25 Million in Cumulative Grants
- **2015** – Colonial American Bank Acquired; Commercial LPO Expansion into Mercer County
- **2016** – Cape Bancorp Acquired; Ocean Shore Holding Co. Acquired
- **2018** – Adopted National Bank Charter; Sun Bancorp, Inc. Acquired
- **2019** – Capital Bank of New Jersey Acquired; Announced Merger Agreement with Two River Bancorp; Announced Merger Agreement with Country Bank Holding Company, Inc.

Favorable Competitive Position

OCEANFIRST

Mega Banks

Institution	# of Branches	Dep. In Mkt. ($000)
TD Bank (Canada)	126	21,553,420
PNC Bank (PA)	147	18,784,246
Bank of America (NC)	116	16,288,713
Wells Fargo (CA)	139	15,738,724
Santander Bank (Spain)	78	6,858,039

OceanFirst Bank

# of Branches	Dep. In Mkt. ($000)
59	5,852,183

OceanFirst Competitive Position

- Responsive
- Flexible
- Capable
  - Lending Limit
  - Technology
  - Trust
  - Cash Management
  - Consumer & Commercial

Community Banks serving Central & Southern NJ

Institution	# of Branches	Dep. In Mkt. ($000)
Manasquan	10	1,124,236
Republic First	12	1,099,644
Bank of Princeton	9	842,366
1ST Constitution	17	759,993
Sturdy Savings	14	730,612
Two River*	12	723,017

- Competing Favorably Against Banking Behemoths and Local Community Banks

*Announced Merger Agreement on August 9, 2019

Source: FDIC Summary of Deposits, June 30, 2018

Note: Market area is defined as 11 counties in Central and Southern New Jersey

INVESTOR PRESENTATION

Commercial Portfolio Segmentation

Total Commercial Loan Exposure by Industry Classification



Transportation & Warehousing 1.8%
Miscellaneous 6.5%
Manufacturing 2.5%
Arts/Entertainment/ Recreation 2.5%
Other Services 3.0%
Accommodations/ Food Services 6.9%
Healthcare 4.7%
Wholesale Trade 2.8%
Retail Trade 3.9%
Construction 3.7%
Real Estate Investment 61.7%

Real Estate Investment by Property Classification



Motel 3.2%
Miscellaneous 9.2%
Office 24.1%
Commercial Development 2.7%
Multi-Family 19.6%
Industrial/ Warehouse 5.8%
Residential Development 3.0%
Single Purpose 4.9%
Retail Store 8.4%
Shopping Center 10.4%
1-4 Family 8.7%

- Diversified portfolio provides protection against industry-specific credit events

As of June 30, 2019